File No. 33-11351
                                             Rule 497(e)


                 STEIN ROE INVESTMENT TRUST
                 Stein Roe International Fund

        Supplement to Prospectus dated February 1, 1999


     Effective September 14, 1999, Nicolas Ghajar is the portfolio manager of Stein Roe International Fund. Mr. Ghajar is jointly employed by Stein Roe and Colonial Management Associates, Inc. He is an assistant vice president of Colonial and has been either an associate portfolio manager or an equity analyst of various equity funds at Colonial since 1989.

           This Supplement is Dated September 14, 1999